Exhibit 99.1
1 Independence Contract Drilling, Inc. June 14, 2023 Emerging Growth Conference

2 Various statements contained in this presentation, including those that express a belief, expectation or intention, as well as those that are not statements of historical fact, are forward-looking statements. These forward-looking statements may include projections and estimates concerning the timing and success of specific projects and our future revenues, income and capital spending. Our forward-looking statements are generally accompanied by words such as “estimate,” “project,” “predict,” “believe,” “expect,” “anticipate,” “potential,” “plan,” “goal,” “will” or other words that convey the uncertainty of future events or outcomes. The forward-looking statements in this presentation speak only as of the date of this presentation; we disclaim any obligation to update these statements unless required by law, and we caution you not to rely on them unduly. We have based these forward-looking statements on our current expectations and assumptions about future events. While our management considers these expectations and assumptions to be reasonable, they are inherently subject to significant business, economic, competitive, regulatory and other risks, contingencies and uncertainties, most of which are difficult to predict and many of which are beyond our control. These and other important factors, including those discussed under “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” included in the Company’s filings with the Securities and Exchange Commission, including the Company’s Annual Report on Form 10-K, may cause our actual results, performance or achievements to differ materially from any future results, performance or achievements expressed or implied by these forward-looking statements. These risks, contingencies and uncertainties include, but are not limited to, the following: • decline in or substantial volatility of crude oil and natural gas commodity prices; • a decrease in domestic spending by the oil and natural gas exploration and production industry; • fluctuation of our operating results and volatility of our industry; • inability to maintain or increase pricing of our contract drilling services, or early termination of any term contract for which early termination compensation is not paid; • our backlog of term contracts declining rapidly; • the loss of any of our customers, financial distress or management changes of potential customers or failure to obtain contract renewals and additional customer contracts for our drilling services; • overcapacity and competition in our industry; • an increase in interest rates and deterioration in the credit markets; • our inability to comply with the financial and other covenants in debt agreements that we may enter into as a result of reduced revenues, financial performance or financial requirements; • unanticipated costs, delays and other difficulties in executing our long-term growth strategy; • the loss of key management personnel; • new technology that may cause our drilling methods or equipment to become less competitive; • labor costs or shortages of skilled workers; • the loss of or interruption in operations of one or more key vendors; • the effect of operating hazards and severe weather on our rigs, facilities, business, operations and financial results, and limitations on our insurance coverage; • increased regulation of drilling in unconventional formations; • the incurrence of significant costs and liabilities in the future resulting from our failure to comply with new or existing environmental regulations or an accidental release of hazardous substances into the environment; and • the potential failure by us to establish and maintain effective internal control over financial reporting. All forward-looking statements are necessarily only estimates of future results, and there can be no assurance that actual results will not differ materially from expectations, and, therefore, you are cautioned not to place undue reliance on such statements. Any forward-looking statements are qualified in their entirety by reference to the factors discussed throughout this presentation and in the Company’s filings with the Securities and Exchange Commission, including the Company’s Annual Report on Form 10-K. Further, any forward-looking statement speaks only as of the date of this presentation, and we undertake no obligation to update any forward-looking statement to reflect events or circumstances after the date on which the statement is made or to reflect the occurrence of unanticipated events. Adjusted Net Income or Loss, EBITDA and adjusted EBITDA are supplemental non-GAAP financial measures that are used by management and external users of the Company’s financial statements, such as industry analysts, investors, lenders and rating agencies. The Company’s management believes adjusted Net Income or Loss, EBITDA and adjusted EBITDA are useful because such measures allow the Company and its stockholders to more effectively evaluate its operating performance and compare the results of its operations from period to period and against its peers without regard to its financing methods or capital structure. See non-GAAP financial measures at the end of this presentation for a full reconciliation of Net Income or Loss to adjusted Net Income or Loss, EBITDA and adjusted EBITDA. Preliminary Matters

3 Land Drilling’s Only U.S. Publicly-Traded, Pure-Play, Pad-Optimal, Super-Spec, Growth Story Highest Asset Quality 100% Pad-Optimal, Super-Spec Fleet Premier Customer Base Expansion of Margins/Cash Flows Driving Overall Net Debt Reduction and Shareholder Upside Significant Investment Opportunity - Meaningful Current Valuation Discount to Market Based Upon Both Asset Values and Cash Flow Multiples Fleet 100% Dual-Fuel Enabled / Electric Hi- Line Capable: Substantial GHG Reduction / Elimination Recognized Industry Leader for Service and Professionalism Ideal Geographic Focus on Most Prolific Oil and Natural Gas Producing Regions

44 1. Company Background: Pure - Play, 100% Pad - Optimal, Super -Spec U.S. Land Contract Driller 2. Market Dynamics and Outlook 3. Drivers of Returns and Free Cash Flow in Current Market 4. Drivers of Debt Reduction and Imbedded Value 5. ESG 6. Appendices Presentation Outline

55 COMPANY BACKGROUND Pure -Play, 100% Pad -Optimal, Super -Spec U.S. Land Contract Driller

66 • 21st rig reactivated early 2Q’23 • Updated Guidance - 2Q’23: margin per day: $15,000 to $15,500, 17 avg rigs earning revenue (lower than previous conference call guidance) - Expect continued Haynesville market softness based upon decline in natural gas prices ➢ Currently expect overall industry rig count in Haynesville to fall an additional 10-15 rigs (currently 56 rigs) ➢ ICD: three rigs currently earning revenue in Haynesville (one idle); six rigs already relocated to Permian with one additional relocation expected ➢ Expect to incur approximately $2.5 million in relocation costs during Q2’23 relating to these efforts (crew transition, trucking) - Expect to exit Q2’23 with 14-15 rigs contracted / earning revenue • Accelerating strategic focus on free cash flow and net debt reduction - Reactivation program postponed while natural gas weakness persists - Expect $5.0 million paydown (at par) of Convertible Notes 6/30/23 via acceptance by holders of mandatory offers to repurchase - Future mandatory offers to repurchase at par will be made at the end of each fiscal quarter through FYE ‘24 Financial & Operating Rig Update

7 Introduction: ICD Best-in-Class Asset Quality and Geographic Focus • Marketed fleet comprised entirely of Pad-Optimal, Super-Spec rigs • Established presence in oil rich Permian play • A leading presence in natural gas rich Haynesville and East Texas regions • Fit-for-purpose rigs engineered/outfitted to address particular basin drivers • All rigs software-optimization-capable High Quality Customer Base Supported by Industry Leading Customer Service and Operations • #1 ranked land contract driller for service and professionalism past five years: 2018 - 2022 • Established relationships with publics and well-capitalized private operators Constructive Market, Asset Quality Driving Incremental Cash Flows and Shareholder Upside • Strength of Permian market and ICD customer base absorbing ICD pad-optimal rigs relocating from Haynesville via rig replacements and discreet rig adds by Permian operators • Pause in rig reactivations in response to recent natural gas weakness accelerates ICD free cash flow and net reduction goals as cash flows redirected away from reactivation capex • Mandatory offers permit repurchase of Convertible Notes at par ESG Focus • Marketed fleet 100% dual-fuel and hi-line power capable • Omni-directional walking reduces operational footprints and environmental impacts • Increasingly diverse workforce: 38% from under-represented groups • A leading contract driller in natural gas focused Haynesville Sector’s only U.S. publicly-traded, pure-play, Pad-Optimal, Super-Spec drilling contractor focused solely on North America’s most attractive oil and natural gas basins

8 Rig Fleet & Geographic Markets Texas Oklahoma Arkansas Louisiana New Mexico ICD owned or leased location ICD Operating Area AVERAGE AGE OF MARKETED FLEET: 7.73 YEARS(3) 26 Marketed Pad-Optimal Super-Spec Rigs(1) 17 “300” Series ShaleDriller Rigs(2) • 1,500 – 2,000 HP drawworks; 25K+ racking • Three pump / four engine capable; drilling optimization software capable • Targeting developing market niche for larger diameter casing strings and extreme laterals • Dual-Fuel Enabled / Hi-Line Electric Power Capable • Hi-torque top drive 9 “200” Series ShaleDriller Rigs • 1,500 HP drawworks; 20K+ racking / 750K lb. hook • Three pump / four engine capable; drilling optimization software capable • Dual-Fuel Enabled / Hi-Line Electric Power Capable • Includes eight rigs capable of conversion to 300 Series specifications with only modest capex pursuant to recently announced 200-to-300 Series conversion program announced in August ’22 1) Excludes five idle but not marketed rigs (three rigs capable of conversion to 300 Series specifications) 2) Includes two planned 200-to-300 Series conversions and one completed conversion 3) As of May 31, 2023; based upon date of first well spud following rig construction or material upgrade ICD Operations Strategically Focused on the Most Prolific Oil and Natural Gas Producing Regions in the United States

9 300 Series Rigs Lead Transformation of Operating Fleet Compared to Pre-COVID levels • Demand for 300 Series spec rigs being driven by rapidly evolving industry dynamics: - Shift towards longer laterals and deeper wells - Shift towards larger diameter and high-torque drill pipe - Steadily increasing number of wells per drilling pad - Increased deep gas drilling by ICD customers in Haynesville / E. TX gas plays • Rigs meeting 300 Series specs are in the shortest supply and command the highest dayrates when matched with customers requiring such specifications • Initial fourteen 300 Series rigs acquired by ICD in 4Q’18 Sidewinder merger – current recovery represents first opportunity for ICD to market and place these rigs with customers in an improving rig count environment • ICD 200-300 Series Conversion Program: ICD recently announced its 200- to-300 Series conversion program in 3Q’22, resulting in ICD now marketing 96% of its marketed fleet with 300 Series specifications - First conversion completed 4Q’22 - Conversion cost per rig: $650K - Payback less than one year based upon dayrate differential 2018 Pre - Conversion completed on long rig move (minimal operational downtime) - Sidewinder Merger Post Sidewinder Merger Current: Following 200-300 Series Conversion Program 0% 60% 96% ICD Marketed Fleet Transformation: % 300 Series 200 Series 300 Series

10 Current ICD Rig Locations By Basin Geographic Mix / Customer Relationships Current and Prior ICD Customers FYE 2022 Premier Customer Base ICD Rig Locations By Basin 1) Occidental Petroleum Corporation via Anadarko Petroleum acquisition; ConocoPhillips via Concho Reources acquisition Permian 10 Haynesville / ETX: 10 (1) (1) Permian 17 Haynesville / ETX: 4

11 Market Dynamics and Outlook

12 $0.00 $1.00 $2.00 $3.00 $4.00 $5.00 $6.00 $7.00 $8.00 $9.00 $10.00 Jan-2022 Feb-2022 Mar-2022 Apr-2022 May-2022 Jun-2022 Jul-2022 Aug-2022 Sep-2022 Oct-2022 Nov-2022 Dec-2022 Jan-2023 Feb-2023 Mar-2023 Apr-2023 May-2023 US Natural Gas Prices Commodity Price Trends Driving Changes in US Land Rig Count $60 $70 $80 $90 $100 $110 $120 $130 Jan 03, 2022 Jan 17, 2022 Jan 31, 2022 Feb 14, 2022 Feb 28, 2022 Mar 14, 2022 Mar 28, 2022 Apr 11, 2022 Apr 26, 2022 May 10, 2022 May 24, 2022 Jun 07, 2022 Jun 21, 2022 Jul 05, 2022 Jul 19, 2022 Aug 02, 2022 Aug 16, 2022 Aug 30, 2022 Sep 13, 2022 Sep 27, 2022 Oct 11, 2022 Oct 25, 2022 Nov 08, 2022 Nov 22, 2022 Dec 06, 2022 Dec 20, 2022 Jan 05, 2023 Jan 19, 2023 Feb 02, 2023 Feb 16, 2023 Mar 02, 2023 Mar 16, 2023 Mar 30, 2023 Apr 14, 2023 Apr 28, 2023 May 12, 2023 May 26, 2023 WTI Prices Source: EIA Natural Gas Prices began to rapidly decline at the beginning of 2023 driven by takeaway capacity constraints in the Haynesville and warmer than expected weather While oil prices have remained constructive for continued drilling in oil directed markets such as the Permian Basin, recent declines associated with overall demand concerns has slowed expected Permian rig count additions

13 Commodity Price Dynamics are Causing Rig Fleets to Transition from Gassier Basins to Oil Basins 15 23 Source: Enverus and Company estimates; Rig counts represent AC/SCR 1,500HP+ rigs operating in applicable basins ICD Target Market Current: 434 Rigs Permian Eagleford Haynesville ICD Target Market 12/31/22: 457 rigs Permian Eagleford Haynesville 306 Rigs (66%) 73 Rigs (16%) 78 Rigs (70%) 316 Rigs (73%) (+10 rigs) 62 Rigs (14%) (-11 rigs) 56 Rigs (33%) (-22 rigs) Rig count in ICD’s target markets (TX, NM, LA) are shifting from gassier basins (Haynesville, Eagleford) to the Permian Basin. ICD expects this trend to continue and anticipates another 20-rig reduction in the Haynesville/Eagle Ford rig counts.

14 Permian Basin Ability to Absorb Transitioning Rigs Current Permian Basin Target Market Rig Count: 316 Rigs SCR / Lower Spec / Low Performing (Replacement Opportunities) Super-Spec 34 Rigs • As rig counts in the Haynesville and Eagleford fall, the Permian Basin has absorbed a large number of the idle Super-Spec rigs from those basins - Replacement of SCR and lower spec AC rigs - Replacement of underperforming Super-Spec rigs - Overall rig additions • The ability of the Permian to absorb future rig reductions from gassier basins such as the Haynesville/Eagleford expected to be influenced by: - Pace of any future Permian net rig additions - Pace of rig replacements occurring - Overall drilling contractor discipline Source: Enverus and Company estimates; Rig count represent AC/SCR 1,500HP+ rigs operating in Permian Basin

15 Even with Natural Gas Softness, Pad-Optimal Super Spec Utilization Remains Strong 1) Pad optimal rid defined as AC, walking 1500HP+, 750,000lb hookload +, 3 pumps (7500psi) / 4 engines 2) Market share based upon AC, walking or skidding, 1500HP+, 7500,000lb hookload +, 3 pumps (7500psi) / 4 engines) 3) Source: Enverus and Company estimates 0 100 200 300 400 500 600 700 800 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 29 30 31 32 34 35 36 37 38 39 40 41 42 43 44 45 U.S. Pad-Optimal, Super-Spec Fleet Utilization 80% Utilization Estimated Pad-Optimal Fleet Estimated Pad-Optimal Supply(1) Pad-Optimal Operating Rigs: U.S. Land(1)(2) 5/23 HP PTEN NBR ICD PDS ESI Various Market Share in ICD Target Markets: Permian and Haynesville/E. TX(2) Market conditions for Pad-Optimal Super-Spec equipment remain strong based upon continued strong utilization rates and expected capital discipline by the market’s principal participants 4Q’18

16 Drivers of Returns and Free Cash Flow in Current Market

17 Drivers of Returns /FCF Through Oil and Gas Cycle Fleet Utilization • Transition of seven rigs from Haynesville to Permian in response to softness in natural gas markets – currently expect to reach 21 operating rigs Q1’24 • Rig 21 reactivated early 2Q’23 (300 Series rig) (Permian) • 200-to-300 Series conversion opportunities • 300 Series rigs are in shortest supply and command highest dayrates in the market Dayrate and Margin Momentum • Even during transition of rigs from Haynesville to Permian, ICD expects to generate healthy revenue per day • U.S. Pad-Optimal, Super-Spec fleet utilization expected to remain strong as Pad-Optimal rigs in “gassier” basins transition to oil basins and realize upon high grading and rig replacement opportunities Shift of Focus from Rig Reactivations Drives Substantial Improvements in Cash Flows • While investments in rig reactivations pause during rig transitions from Haynesville to Permian, ICD free cash flow generation profile accelerates • ICD expects to begin reducing overall net debt and will repay $5.0 million of existing Convertible Debt at par on 6/30/23 • ICD capital expenditure focus shifts entirely to maintenance mode and less capital intensive 200-to-300 Series conversions

18 ICD Margin Expansion During 2023, the following factors are expected to positively impact ICD revenues and margin per day: • 300 Series rig pricing and market penetration • 200-to-300 Series conversion opportunities • Backlog of contracts protects margins while rigs transitioning between basins • While ICD expects some margin softness during 2023 (compared to Q1’23 levels) as rigs transition between basins, ICD still expects to report margins that will drive free cash flow generation during the Haynesville-to-Permian transition process $12,000 $17,000 $22,000 $27,000 $32,000 4Q'18 FYE'19 FYE'20 1Q'21 2Q'21 3Q'21 4Q'21 1Q'22 2Q'22 3Q'22 4Q'22 1Q'23 Q2'23 Estimate Revenue Per Day Cost Per Day 1) Sidewinder Merger closed 10/1/2018 2) Estimates from ICD 1Q’23 earnings press release Margin Per Day Quarterly Revenue and Cost Per Day

19 Led By Increasing 300 Series Market Penetration, ICD Margins Have Closed Historical Pre-COVID Profitability Gap $0 $2,000 $4,000 $6,000 $8,000 $10,000 $12,000 $14,000 $16,000 $18,000 $20,000 4Q'18 FYE'19 FYE'20 1Q'21 2Q'21 3Q'21 4Q'21 1Q'22 2Q'22 3Q'22 4Q'22 Q1'23 ICD Margin Per Day Comparison to Larger Public Company Peers ICD Company A Company B Company C Company D AVERAGE(1) 1) Average margin per day for HP, PTEN, NBR and PDS Source: Public company filings ICD margin per day guidance at midpoint – Q2’23: $15,250

20 Drivers of Debt Reduction and Imbedded Value

21 ICD Operating Leverage Potential in an Improving Market $- $20,000 $40,000 $60,000 $80,000 $100,000 $120,000 14 Revenue Earning Rigs 18 Revenue Earning Rigs 21 Revenue Earning Rigs $14,500 $15,250 $15,665 Adjusted Annualized EBITDA Potential Across Various Rig Margin Per Day Scenarios ICD has significant operating leverage potential: 4Q’22 margin per day was $14,517, 1Q’23 margin per day was $15,665, and currently expect 2Q’23 margin per day between $15,000 and $15,500 Indicative potential Adjusted EBITDA based upon the following additional assumptions: - Margin per day illustration based upon 4Q’22 actuals, 1Q’23 actuals and 2Q’23 guidance - 14, 18 and 21 rig operating fleet at full effective utilization (99% realization) (14 rigs represent expected low point during Q3’23, with expectation ICD steadily returns to 21 rig operating base) - Cash SG&A: $18.5 million $000s Illustrative Margin Per Day

22 Illustrative ICD Free Cash Flow Growth $- $20,000 $40,000 $60,000 $80,000 $100,000 $120,000 2023 2024 2025 Illustrative ICD Free Cash Flow Generation ($000s) Maint Capex Growth Capex Cash Taxes Cash Interest Mandatory Offer Debt Paydown FCF $000s Key Assumptions • Assume average margin of $15,250 consistent with 1Q’23 margin guidance throughout the illustrative periods • Cash SG&A: $18.5 million per year • Maintenance/Other capex: $3,000 per day • Growth Capex: Reactivate rig 21 • Average 17.5 avg rigs in 2023, 19 rigs in 2024, 21 rigs in 2025 • $6.0 million of basin transition costs in 2023 • PIK interest in 2023 (SOFR + 9.5%) • Cash interest in 2024 and 2025 (SOFR + 12.5%) • SOFR: 5.0% • All Mandatory Offers to repurchase notes accepted by noteholders • ICD becomes cash federal income taxpayer beginning in 2025 when NOL usage not expected to fully offset 1 estimated taxable income Assuming no rig reactivations past 21st rig, ICD still poised to generate significant free cash flow that can be utilized to reduce net debt, repay outstanding indebtedness and return capital to stockholders

23 ICD Balance Sheet & Capital Structure • Refinancing completed March 18, 2022 significantly de-risked ICD balance sheet • Prior to refinancing, near-term debt maturities and balance sheet risk impeded investor interest and ICD’s ability to reactivate rigs into a very strong market • ICD poised to significantly delever balance sheet even with no conversion of the Convertible Notes • First $5.0 million Mandatory Offer to Repurchase Notes accepted by convertible note holders (see Appendices for potential debt reduction opportunities through mandatory offer provisions • Even assuming full conversion of the Convertible Notes issued in the refinancing, significant upside exists for ICD stockholders Long –Term Debt March 31, 2023 $000s Convertible Notes (Face) $181,785 Revolver Borrowings 18,798 Capital Leases (Long-Term) 1,293 Debt Discount & Debt Issuance Costs (37,975) Reported LT Debt $163,901 Convertible Notes Material Terms • Maturity: March 18, 2026 • Conversion Price: $4.51 (at Holder’s option) • Ability to PIK interest at ICD option for entirety of the Convertible Notes term • PIK Interest Rate: SOFR + 9.5% • Cash Interest Rate: SOFR + 12.5% • See Appendices for additional terms and details

24 Illustrative Debt Reduction $- $20,000 $40,000 $60,000 $80,000 $100,000 $120,000 $140,000 $160,000 $180,000 $200,000 2023 2024 2025 Illustrative Net Debt Reduction and Net Debt / Adjusted EBITDA Ratios(1) Adjusted EBITDA Debt Balance Cash Balance Net Debt 1.67X 2.44X Assuming a market through 2025 that does not improve beyond Q1’23 levels, ICD cash flow significantly improves ICD leverage position and can be utilized to repay/refinance outstanding indebtedness or return capital to stockholders 1) PIK interest assumed through March ’24 Utilizes cash flow assumptions from Slide 25 Ratio of Net Debt / Adjusted EBITDA as of end of period 1.07X $000s

25 Significant potential for uplift as the overhang related to our prior leverage profile gives way to imbedded value in our premier fleet. Newbuild Super-Spec, Pad-Optimal rigs estimated to cost $30+ million with 12+ month lead times Adjusted Enterprise Value / Active Rig(1) ($ in millions) Significant Potential Value Uplift 1) Source: Public filings and Enverus as of 6.12.23 calculated as Adjusted Enterprise Value divided by Active Rigs. Active rig counts based upon U.S. active rigs per Enverus (50% value for SCR rigs) for each of PTEN, HP, NBR and PDS. Adjusted Enterprise Values reflect estimated proportion of total company represented by U.S. land drilling business based upon reported asset book values and segment revenues and operating income, as reported 2) “Unconverted” value per rig based upon current ICD stock price and no conversion of Notes; “As-Converted” value per rig assumes full conversion of the Notes on March 31, 2023, and ICD stock price of $5.00 per share 3) As of June 12, 2023 Unconverted(2) As-Converted(2) ICD current share price: $2.69(3) Even assuming a $5.00 share price, ICD is discounted on $/rig metrics ICD is materially undervalued vs. peers based on $/rig metrics $15.6 $22.1 $21.2 $14.8 $11.2 $10.7 $16.1 $13.0 $0.0 $5.0 $10.0 $15.0 $20.0 $25.0 Company A Company B Company C Company D ICD @ Market (17 Rigs) ICD @ Market (21 Rigs) ICD @ $5.00 (17 Rigs) ICD @ $5.00 (21 Rigs) Average: $18.4 million

26 Even assuming full conversion of the convertible notes, significant upside exists for ICD stockholders as they participate in value creation driven by a constructive market, free cash flow generation, and ICD closing the valuation gap between its public company peers • Current public company valuations for active super-spec rigs currently estimated to be approximately $18.4 million • Illustrative table based on the following assumptions: - ICD elects PIK interest through 1Q’24 - PIK interest rate: 9.5% + SOFR, with SOFR assumed to be 5.0% - All mandatory offers accepted by Note Holders - Convertible Notes fully convert at maturity - ICD free cash flow build consistent with assumptions on slide 23 - Excludes potential reactivations of rigs 22 through 26 • ICD closing share price on June 12, 2023: $2.69 Significant Potential Value Uplift Illustration of potential stockholder upside assuming full conversion of convertible notes based upon enterprise value to active rig ($millions except per share data) 1) See Appendix Slide 36 for roll forward of debt balance and PIK interest 2) Calculated as value per rig multiplied by ending contracted rigs plus illustrative cash balance (assuming full conversion of notes) FYE'23 FYE '24 FYE '25 Maturity Convertible Notes Balance(1) $185.92 $178.54 $178.54 $178.54 Illustrative Cash Balance $10.00 $34.33 $74.04 $83.97 Debt following conversion - - - - Conversion Rate $4.51 $4.51 $4.51 $4.51 Illustrative l Share Dilution (millions) 41.22 39.59 39.59 39.59 Shares Outstanding Q4'22 (millions) 14.00 14.00 14.00 14.00 Total Illustrative Sharecount (millions) 55.22 53.59 53.59 53.59 Ending Contracted Rigs 18 21 21 21 Indicative Enterprise Value(2) $10.0M per rig $190.00 $244.33 $284.04 $293.97 $12.5M per rig $235.00 $296.83 $336.54 $346.47 $15.0M per rig $280.00 $349.33 $389.04 $398.97 $17.5M per rig $325.00 $401.83 $441.54 $451.47 $20.0M per rig $370.00 $454.33 $494.04 $503.97 Indicative Value Per Share (Fully-Diluted) $10.0M per rig $3.44 $4.42 $5.14 $5.32 $12.5M per rig $4.26 $5.54 $6.28 $6.47 $15.0M per rig $5.07 $6.52 $7.26 $7.45 $17.5M per rig $5.89 $7.50 $8.24 $8.42 $20.0M per rig $6.70 $8.48 $9.22 $9.40

27 Significant Potential Value Uplift Illustration of potential stockholder upside assuming full conversion of convertible notes based upon illustrative EBITDA trading multiples ($millions except margin per day and per share data) Even based upon reasonable EBITDA trading multiples and assuming full conversion of the Convertible Notes, significant upside exists for ICD stockholders as they participate in value creation driven by a constructive market, free cash flow generation, and ICD closing the valuation gap between its public company peers Illustrative table based on the following assumptions: - Average rigs: ICD averages 18 rigs during 2023 as rigs transition between basins and reaches full effective utilization 1H’24 of its 21-rig operating fleet. - No further rig reactivations after 21st rig - ICD elects PIK interest through 1Q’24 - PIK interest rate is 9.5% + SOFR - All Mandatory Offers to repurchase Convertible Notes accepted by Noteholders - Illustrative cash flow based upon assumptions on Slide 22 - Excludes potential reactivations of rigs 22 through 26 ICD closing share price on June 12, 2023: $2.69 1) See Appendix Slide 36 for roll forward of convertible debt balance and PIK interest 2) Calculated as illustrative EBITDA multiplied by valuation multiple plus illustrative cash (assuming full conversion of notes) Assumptions Next 12 Months: Average Rigs 18 18 18 19 19 19 21 21 21 21 21 21 Margin Per Day $14,560 $15,250 $15,650 $14,560 $15,250 $15,650 $14,560 $15,250 $15,650 $14,560 $15,250 $15,650 Cash SG&A($M) $18.50 $18.50 $18.50 $18.50 $18.50 $18.50 $18.50 $18.50 $18.50 $18.50 $18.50 $18.50 Illustrative Run Rate Adjusted EBITDA($M) $76.20 $80.69 $83.29 $81.46 $86.20 $88.95 $91.99 $97.22 $100.26 $91.99 $97.22 $100.26 Illustrative Ending Cash Balance ($M) $6.71 $6.71 $6.71 $10.00 $10.00 $10.00 $34.33 $34.33 $34.33 $74.04 $74.04 $74.04 Illustrative Fully Diluted Shares (M) 54.60 54.60 54.60 55.22 55.22 55.22 53.59 53.59 53.59 53.59 53.59 53.59 Valuation Multiple 3.0x $235.32 $248.78 $256.59 $254.39 $268.60 $276.84 $310.29 $326.00 $335.10 $350.00 $365.71 $374.81 3.5x $273.42 $289.13 $298.23 $295.12 $311.70 $321.32 $356.28 $374.61 $385.23 $395.99 $414.32 $424.94 4.0x $311.52 $329.47 $339.88 $335.86 $354.80 $365.79 $402.28 $423.22 $435.36 $441.99 $462.93 $475.07 4.5x $349.62 $369.82 $381.53 $376.59 $397.91 $410.26 $448.27 $471.83 $485.49 $487.98 $511.54 $525.20 5.0x $387.72 $410.16 $423.17 $417.32 $441.01 $454.74 $494.26 $520.44 $535.62 $533.97 $560.15 $575.33 Valuation Multiple 3.0x $12.39 $13.09 $14.25 $13.39 $14.14 $14.57 $12.93 $13.58 $13.96 $14.58 $15.24 $15.62 3.5x $14.39 $15.22 $16.57 $15.53 $16.41 $16.91 $14.85 $15.61 $16.05 $16.50 $17.26 $17.71 4.0x $16.40 $17.34 $18.88 $17.68 $18.67 $19.25 $16.76 $17.63 $18.14 $18.42 $19.29 $19.79 4.5x $18.40 $19.46 $21.20 $19.82 $20.94 $21.59 $18.68 $19.66 $20.23 $20.33 $21.31 $21.88 5.0x $20.41 $21.59 $23.51 $21.96 $23.21 $23.93 $20.59 $21.69 $22.32 $22.25 $23.34 $23.97 Valuation Multiple 3.0x $4.26 $4.51 $4.70 $4.61 $4.86 $5.01 $5.79 $6.08 $6.25 $6.53 $6.82 $6.99 3.5x $4.95 $5.24 $5.46 $5.34 $5.64 $5.66 $6.65 $6.99 $7.19 $7.39 $7.73 $7.93 4.0x $5.64 $5.97 $6.22 $6.08 $6.43 $6.45 $7.51 $7.90 $8.12 $8.25 $8.64 $8.86 4.5x $6.33 $6.70 $6.99 $6.82 $7.21 $7.23 $8.36 $8.80 $9.06 $9.11 $9.55 $9.80 5.0x $7.02 $7.43 $7.75 $7.56 $7.99 $8.02 $9.22 $9.71 $9.99 $9.96 $10.45 $10.74 As of 3/31/23 Indicative Enterprise Value ($M)(2) Indicative Value Per Rig ($M) Indicative Share Price As of 12/31/23 As of 12/31/24 As of 12/31/25 Indicative Share Price Indicative Share Price Indicative Share Price Indicative Enterprise Value ($M)(2) Indicative Enterprise Value ($M)(2) Indicative Enterprise Value ($M)(2) Indicative Value Per Rig ($M) Indicative Value Per Rig ($M) Indicative Value Per Rig ($M)

28 ESG

29 ESG and Sustainability Focused Environment ICD operations substantially reduce GHG emissions and environmental footprints at the wellsite • 100% of ICD marketed rigs are dual-fuel enabled and high-line capable, permitting substantial reduction and elimination of GHG emissions at the wellsite from rig operations • 100% of ICD rigs utilize omni-directional walking systems that enable large-scale pad operations which substantially reduces environmental footprints at the wellsite • 100% of ICD rigs utilize energy-efficient LED lighting and/or crown lighting which substantially reduces energy use and “dark sky” environmental impacts • ICD is a leading provider of contract drilling services in the natural gas producing regions located in ETX/Haynesville areas which are expected to become increasingly relevant as energy transition efforts continue to develop and accelerate Social ICD believes our people are our greatest resource and continuously focuses on creating a culture where employee safety, opportunity, well-being and development is prioritized • ICD utilizes leading safety management and training systems; 100% of ICD employees completed social, ethics and compliance training in 2022 • ICD is committed to a culture of diversity and inclusion - 38% of ICD’s workforce is currently comprised of historically underrepresented groups(1) • ICD provides industry leading health and welfare benefits focused on employee well-being • ICD actively participates in community outreach programs in regions where we operate Governance ICD’s Board prioritizes shareholder alignment and ESG initiatives that benefit all stakeholders and the environment • Board level oversight of ESG goal setting, performance and outreach • ICD Executive LTIP compensation substantially at-risk and performance-based, and thus closely aligned with shareholder interests • Executive compensation structures include safety, environmental and other ESG goals and metrics 1) As of May 31, 2023

30 ICD ShaleDriller Rigs Substantially Reduce and Eliminate GHG Emissions at the Wellsite Utilizing natural gas rather than diesel substantially reduces GHG emissions. ICD customers routinely use field natural gas to power our rigs, providing even more significant positive impacts on the environment. The first rig ICD built in 2012 was equipped with Dual-Fuel engines and today 100% of ICD’s marketed fleet is equipped with Dual-Fuel capabilities. Dual-Fuel Equipped 100% of ICD’s Rigs Similar to an electric car, utilizing the electric grid to power a rig’s engines substantially eliminates GHG emissions at the wellsite. All ICD rigs are capable of running on Hi-Line Electric Power. ICD began operating rigs on Hi-Line Electric power in 2019 and continually markets this option to its customers where operational infrastructure permits. Hi-Line Electric Power Capable 100% of ICD’s Rigs LED/CROWN LIGHTING 100% of ICD’s Rigs All ICD rigs have been converted from traditional lighting to crown lighting systems. LED and crown lighting systems substantially reduce energy use and eliminate light pollution, in particular, in environmentally sensitive areas where “dark sky” environmental issues exist.

31 Land Drilling’s Only U.S. Publicly-Traded, Pure-Play, Pad-Optimal, Super-Spec, Growth Story Highest Asset Quality 100% Pad-Optimal, Super-Spec Fleet Premier Customer Base Expansion of Margins/Cash Flows Driving Overall Net Debt Reduction and Shareholder Upside Significant Investment Opportunity - Meaningful Current Valuation Discount to Market Based Upon Both Asset Values and Cash Flow Multiples Fleet 100% Dual-Fuel Enabled / Electric Hi- Line Capable: Substantial GHG Reduction / Elimination Recognized Industry Leader for Service and Professionalism Ideal Geographic Focus on Most Prolific Oil and Natural Gas Producing Regions

32 Investor Contact Information Email inquiries: investor.relations@icdrilling.com Phone inquiries: (281) 878 -8710

33 APPENDICES

34 Defining a Pad-Optimal, Super-Spec Rig Omni-Directional Walking 1500 HP Drawworks High-Pressure Mud Systems (7500 psi) Fast Moving AC Programmable Fleet must have flexibility to provide differing equipment packages to meet particular requirements of E&Ps’ drilling programs • Three pump / four engine: 100% of ICD marketed fleet • High-Torque top drive: 96% of ICD marketed fleet • Enhanced racking (25K ft) : 96% of ICD marketed fleet • Drilling optimization software capable: 100% of marketed fleet • Dual-fuel / Electric Hi-line capable : 100% of marketed fleet Total U.S. Pad-Optimal Super-Spec Supply: ̴620 Rigs(1) 476 Pad Optimal Rigs 144 Upgradeable Rigs(2) 1) Source: Enverus and Company estimates. Includes AC, 1500HP+, 750,000lb+ hookload; excludes rigs not operating since 2018 and rigs owned by non-operating entities 2) 1500HP AC rigs with skidding systems upgradeable to omni-directional walking (capex estimated at $7M+ per rig)

35 Convertible Debt Terms Amount/Maturity • Current balance at 3/31/23: $181.8 million • Matures March 18, 2026 • Defeasance options begin 18 months prior to maturity Interest; PIK Amount • Cash interest at SOFR + 12.5%(1) • PIK Interest at SOFR + 9.5%(1) • ICD has right to PIK interest throughout term of the Notes • Paid semi-annually on March 31st and September 30th through maturity Conversion • Conversion price: $4.51 • ICD has the right to mandatorily convert Notes in certain change of control transactions involving larger public companies, subject to a minimum MOIC Redemption • Company obligated to offer “(Mandatory Offer Requirements”) to redeem Notes at par in principal amount of $5.0 million on each of June 30, 2023, Sept 30, 2023, Dec 31, 2023, and in principal amounts of $3.5 million on each of Mar 31, 2024, June 30, 2024 and September 30, 2024 (obligation falls away to extent optional redemption rights exercised) • Company to repay $5.0 million (at par) on June 30, 2023 pursuant to these Mandatory Offer Requirements Governance • Limitation on Voting Rights. Each Holder’s beneficial common stock ownership post conversion limited to 19.9% or lower of outstanding shares; any conversion in excess of ownership limitations issued in pre-funded, non-voting warrants • Board Rights: Holders entitled to appoint up to three members of a seven-member Board, one of which must be independent, subject to reduction if note ownership declines 1) Six Month Term SOFR as reported by CME Group at the beginning of each interest payment period

36 PIK Interest Rollforward Illustration ICD permitted to PIK interest at its option over entirety of Convertible Notes term: the following illustration assumes PIK interest through March 31, 2024 and all Mandatory Offers are accepted through December 31, 2024 1) PIK interest rate SOFR + 9.5% utilizing six-month term SOFR at beginning of interest period; 6 Month SOFR assumed to be 5.0% ; interest compounds/paid semi-annually on March 31st and September 30th of each calendar year through maturity; indicative convertible debt balances between interest payment dates include accrued interest that is assumed to be paid in-kind Assumes ICD begins paying cash interest after 3/31/24 Period Debt Balance Shares Issuable Upon Conversion Convertible Debt Balance: 3/31/23 $181,785 40,307 Mandatory Offer Paydown 6/30/23 ($5,000) 2Q'23 Interest $6,408 Convertible Debt Balance: 6/30/23 $183,193 40,619 Mandatory Offer Paydown 9/30/23 ($5,000) 3Q'23 Interest $6,227 Convertible Notes Balance 9/30/23 $184,421 40,891 Mandatory Offer Paydown 12/31/23 ($5,000) 4Q'23 Interest $6,504 Convertible Debt Balance: 12/31/23 $185,925 41,225 Mandatory Offer Paydown 3/31/24 ($3,500) 1Q'24 Interest $6,613 Convertible Debt Balance: 3/31/24 $189,038 41,915 Mandatory Offer Paydown 6/30/24 ($3,500) Convertible Debt Balance: 6/30/24 $185,538 41,139 Mandatory Offer Paydown 9/30/24 ($3,500) Convertible Debt Balance: 9/30/24 $182,038 40,363 Mandatory Offer Paydown 12/31/24 ($3,500) Convertible Debt Balance: 12/31/24 $178,538 39,587 millions

37 Maximizing Returns By Strategically Marketing ICD Fleet Across Target Markets Texas Oklahoma Arkansas Louisiana New Mexico Permian – Midland Basin 200 Series Target Market Eagle Ford/STX 200 Series Target Market Haynesville/ETX 300 Series Target Market Permian – Delaware Basin 300 Series Target Market

38 ICD Positioning in a Consolidating Market 0 20 40 60 80 100 120 140 Public A Public B Public C Public D Public E ICD Private 1 Public F Public G Public H Private 3 Others (5 total) Number of Operating Super-Spec or AC Rigs Convertible into Super-Spec Rigs ICD Target Markets: TX, LA, NM(1) 1) Enverus. Active AC rigs with 1500-2000hp drawworks (as of May 31, 2023) 2) Defined as a company listed on NYSE, NASDAQ, or Toronto Exchanges with market cap of at least US$350M and public float of at least US$250M • ICD well positioned to participate in industry consolidation activity as it develops during the current market upcycle • ICD SG&A overhead structure scalable and will not materially increase in the event of additions to its operating fleet in its target markets • ICD has the ability to mandatorily convert the convertible notes and deliver a delevered company in transaction with larger public company(2)